                                                               Exhibit 10(viii)




                              FIRST HAWAIIAN, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                  (Amended and Restated as of January 1, 1996)

                               TABLE OF CONTENTS

                                                                                                                        Page
                                                                                                                        ----
PROLOGUE        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE I - DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

ARTICLE II - PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

ARTICLE III - SUPPLEMENTAL ACCOUNTS
                Section 3.1  Allocations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
                Section 3.2  Time of Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
                Section 3.3  Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
                Section 3.4  Valuations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
                Section 3.5  Distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
                Section 3.6  No Withdrawals Or Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

ARTICLE IV - SUPPLEMENTAL ACCRUED BENEFIT
                Section 4.1  Amount of Supplemental Accrued Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
                Section 4.2  Vesting in Supplemental Accrued Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . .  9
                Section 4.3  Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
                Section 4.4  Pre-Retirement Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

                                                                                                                         Page
                                                                                                                         ----
                Section 4.5  Actuarial Equivalence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                Section 4.6  No Withdrawals Or Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE V - NO CONTRIBUTIONS
                Section 5.1  No Contributions By Participating Employers  . . . . . . . . . . . . . . . . . . . . . . . . 12
                Section 5.2  Benefits Payable From General Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE VI - CERTAIN CONTRACTS AND PRIOR EMPLOYERS
                Section 6.1  Additional Benefits Under Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
                Section 6.2  First Interstate Bank of Hawaii  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
                Section 6.3  Pioneer Federal Savings Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

ARTICLE VII - ADMINISTRATION
                Section 7.1  Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
                Section 7.2  Indemnification, Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
                Section 7.3  Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

ARTICLE VIII - AMENDMENT, TERMINATION, MERGER
                Section 8.1  Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                Section 8.2  Termination or Partial Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

                                                                                                                        Page
                                                                                                                        ----
                Section 8.3  Merger or Consolidation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                Section 8.4  Change In Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE IX - MISCELLANEOUS
                Section 9.1  Rights of Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
                Section 9.2  Misc. Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

EXHIBIT I       . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

                              FIRST HAWAIIAN, INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    PROLOGUE

         The First Hawaiian, Inc. Supplemental Executive Retirement Plan is hereby amended and restated in its entirety effective as of January 1, 1996.

         Unless otherwise specifically provided for herein or by law, the provisions set forth herein shall determine as of January 1, 1996 the rights and benefits of all participants who terminate employment on or after said date. Unless otherwise specifically provided herein or by law, the rights and benefits of participants who terminated employment on or before December 31, 1995 shall be determined in accordance with the provisions of this Plan as in effect on the date their employment terminated.

                                   ARTICLE I

                                  DEFINITIONS


         As used herein the following terms shall have the following meanings unless the context clearly requires otherwise.

       1.1 "Accrued Benefit" means an annual retirement allowance commencing on the Participant's Normal Retirement Date (as defined in the Retirement Plan) determined at any time in accordance with the Retirement Plan.

       1.2      "Affiliate" means an Affiliate as defined in the Profit
Sharing Plan.

       1.3 "Beneficiary" means the person or persons designated by the Participant in writing on a form furnished by and filed with the Committee. The form of such Beneficiary designation is attached as Exhibit I. If a Participant fails to make any designation, the person so designated shall not survive the Participant, or the legal entity so designated shall no longer be in existence or shall be legally incapable of receiving benefits hereunder, Beneficiary shall mean the estate of the Participant.

       1.4      "Board" means the Board of Directors of the Company.

       1.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or such other provision of law of similar purport as may at any time be substituted therefor.

       1.6      "Committee" means the Executive Compensation Committee of the
Company.

       1.7      "Company" means First Hawaiian, Inc.

       1.8 "Compensation" means the base salary or wages plus any commissions, overtime pay, shift and other premiums, short-term incentive pay, and the annual bonus earned under the Company's Incentive Plan for Key Employees (or any successor to such plan) paid by a Participating Employer to an Employee while he is an active member of the Profit Sharing Plan and/or the Retirement Plan. Such items of Compensation shall include any amount that is contributed by a Participating Employer pursuant to a salary reduction agreement and is not includible in the Participant's gross income under Section 125, 402(e)(3), 402(h)(1)(B), or 403(b) of the Code and any salary reduction elected by a Participant under a nonqualified plan. Such items of Compensation shall not include the cash portion of the Company's broad-based annual profit sharing program, contributions to employee benefit plans, lump sum vacation cashouts, and other extraordinary items not specifically included as Compensation in this Section 1.8.

       1.9 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any other provision of law of similar purport as may at any time be substituted therefor.

       1.10 "Participant" means any person who has satisfied the eligibility requirements of Article II.

       1.11 "Participating Employer" means the Company and any other employer which, with the Company's permission, elects to adopt the Plan for the benefit of some or all of its Employees.

       1.12 "Plan" means the First Hawaiian, Inc. Supplemental Executive Retirement Plan as set forth herein and any amendments hereto as may be made from time to time.

       1.13 "Profit Sharing Account" means an account maintained for a Participant under the Profit Sharing Plan that represents the value of his proportion of the value of the assets of the Trust Fund arising from Profit Sharing Contributions.

       1.14 "Profit Sharing Contribution" means a contribution to the Profit Sharing Plan pursuant to Section 4.4 thereof.

       1.15 "Profit Sharing Plan" means the First Hawaiian, Inc. Profit Sharing Plan, including such amendments as may be made from time to time.

       1.16     "Plan Year" means the calendar year.

       1.17 "Retirement Plan" means the Employees' Retirement Plan of First Hawaiian, Inc., including such amendments as may be made from time to time.

       1.18 "Supplemental Account" means an account recording the amount allocated to a Participant pursuant to Section 4.2 of this Plan as it existed as of December 31, 1995 and such additional amounts as may be allocated to a Participant under 3.1 herein, as adjusted from time to time pursuant to the provisions of this Plan.

       1.19 "Supplemental Accrued Benefit" means a benefit determined pursuant to Section 4.1 of this Plan.

                                   ARTICLE II

                                 PARTICIPATION

         An employee who was a Participant in this Plan as of December 31, 1995 shall remain a Participant in this Plan. No other person shall become a Participant in this Plan.

                                  ARTICLE III

                             SUPPLEMENTAL ACCOUNTS

Section 3.1  Allocations.

         (a) For each Plan Year commencing after December 31, 1995, the Participating Employers shall allocate to the Supplemental Account of a Participant the amount, if any, equal to the difference between (i) the amount of the Profit Sharing Contributions allocable to him for such Plan Year without giving effect to Sections 401(a)(17) and 415 of the Code and using the definition of Compensation in this Plan and (ii) the amount of the Profit Sharing Contributions actually allocated to him under the Profit Sharing Plan for such Plan Year. The amount to be allocated to any of the Supplemental Accounts shall not be reduced by the amount the Participating Employers are required by law to pay to a governmental taxing authority as the Participant's portion of any withholding taxes, including taxes imposed on employees by the Federal Insurance Contributions Act of Chapter 21 of the Code.

         (b)     A Participant shall be entitled to an allocation under this
Section 3.1 for a Plan Year only if one of the following conditions is satisfied:

                 (1) He is employed by a Participating Employer or an Affiliate as of the last day of such Plan Year;

                 (2) He died while in the employ of a Participating Employer or an Affiliate during such Plan Year;

                 (3) He terminated employment due to a Disability (as defined in the Profit Sharing Plan) during such Plan Year; or

                 (4) He was on a leave of absence at the close of such Plan Year and received Compensation during such Plan Year.

Section 3.2  Time of Allocation.

         The Participating Employers shall make allocations to the Participants' Supplemental Accounts for a Plan Year as of the last day of such Plan Year.

Section 3.3  Vesting.

         A Participant's vested interest in his Supplemental Account shall be the same percentage as his vested interest in his Profit Sharing Account.

Section 3.4  Valuations.

         As of the last day of each Plan Year the Committee shall adjust the balance, if any, of the Participant's Supplemental Account as follows:

         (a) First, the balance of the Participant's Supplemental Account as of the last day of the preceding Plan Year shall be adjusted by multiplying such balance by a number equal to one plus the decimal equivalent of the percentage yield as of the first week of the Plan Year on Treasury notes having five year maturities. The amount so credited shall not be reduced by the amount, if any, the Participating Employers are required by law to pay to a governmental taxing authority as the Participant's portion of any withholding taxes, including taxes imposed on employees by the Federal Insurance Contributions Act of Chapter 21 of the Code.

         (b) Second, the Committee shall credit such adjusted balance with the allocation, if any, to the Participant's Supplemental

Account under Section 3.1 for such Plan Year.

 Section 3.5  Distribution.

         (a) A Participant shall be entitled to commence distribution of his Supplemental Account during the Plan Year following his termination of employment with the Participating Employers and the Affiliates. In the case of the death of a Participant, distribution of the vested balance of a Participant's Supplemental Account shall be made to his Beneficiary as soon as practicable after the Participant's death.

         (b) A Participant's Supplemental Account shall be distributed in such form (including, but not limited to, a lump sum or periodic payments) as the Committee shall determine in its sole discretion. A Participant may request in a writing filed with the Committee prior to his termination of employment with the Participating Employers and the Affiliates that the Committee authorize a distribution of his Supplemental Account in a specific form. A Beneficiary may make a similar request prior to commencement of distribution of the Participant's Supplement Account. The Committee, in its sole discretion, shall determine whether to grant any such request.

         (c) All distributions under the Plan shall be reduced by any amount of withholding taxes that the Participating Employers are required by law to withhold.

Section 3.6  No Withdrawals Or Loans.

         Withdrawals and loans shall not be permitted from any Supplemental Accounts.

                                   ARTICLE IV
                          SUPPLEMENTAL ACCRUED BENEFIT

Section 4.1  Amount of Supplemental Accrued Benefit.

         A Participant shall be credited with a Supplemental Accrued Benefit equal to the difference, if any, between (i) the amount of the Participant's vested Accrued Benefit under the Retirement Plan prior to application of Sections 401(a)(17) and 415 of the Code and using the definition of Compensation in this Plan and (ii) the amount of the Participant's vested Accrued Benefit under the Retirement Plan. Clause (i) of the prior sentence shall be determined as though Section 1.2 of the Retirement Plan had not been amended by the Board on September 21, 1995.

Section 4.2  Vesting in Supplemental Accrued Benefit.

         A Participant's vested interest in his Supplemental Accrued Benefit shall be the same percentage as the Participant's vested interest in his Accrued Benefit.

Section 4.3  Distributions.

         (a)     (1)      A Participant shall be entitled to commence
distribution of his Supplemental Accrued Benefit as soon as practicable after the later of age 65 or his Late Retirement Date (as defined in the Retirement
Plan).

                 (2) If a Participant is eligible to retire on an Early Retirement Date (as defined in the Retirement Plan), he may request in writing filed with the Committee to have his Supplemental Accrued Benefit commence at a designated date before his 65th birthday. The Committee, in its sole discretion, shall determine whether to grant such request.

         (b) A Participant's Supplemental Accrued Benefit shall be distributed in such form (including, but not limited to, a lump sum or periodic payments, with or without survivor rights) as the Committee shall determine in its sole discretion. A Participant may request in a writing filed with the Committee prior to his termination of employment with the Participating Employers and the Affiliates that the Committee authorize a distribution of his Supplemental Accrued Benefit in a specific form. The Committee, in its sole discretion, shall determine whether to grant such a request.

         (c) All distributions under the Plan shall be reduced by any amount of withholding taxes that the Participating Employers are required by law to withhold.

Section 4.4  Pre-Retirement Death Benefit.

         (a) If a married Participant with a vested interest in his Supplemental Accrued Benefit dies prior to commencement of the distribution thereof, his surviving spouse shall be entitled to one-half of the Participant's Supplemental Accrued Benefit that would have been payable to the Participant if the Participant had retired on the day before his death.

         (b) A surviving spouse's interest in the Participant's Supplemental Accrued Benefit shall be distributed in such form (including, but not limited to, a lump sum or periodic payments) as the Committee shall determine in its sole discretion. A surviving spouse may request in a writing filed with the Committee that the Committee authorize such a distribution in a specific form. The Committee, in its sole discretion, shall determine whether to grant such a request.

         (c) All distributions under the Plan shall be reduced by any amount of withholding taxes that the Participating Employers are required by law to withhold.

Section 4.5  Actuarial Equivalence.

         For purposes of determining an actuarial equivalent form of a Supplemental Accrued Benefit, the definition of "Actuarial Equivalent" in the Retirement Plan shall apply, provided that the amount of lump sum payments under this Plan shall be determined by using the applicable mortality table and the applicable interest rate. The term "applicable mortality table" means the table prescribed by the Secretary of the Treasury, which table shall be based on the prevailing commissioners' standard table (described in Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Section 807(d)(5) of the Code). The term "applicable interest rate" means the annual rate of interest on 30-year Treasury securities for the first full calendar month preceding the first day of the Plan Year in which the lump sum distribution occurs.

Section 4.6  No Withdrawals Or Loans.

         Withdrawals and loans shall not be permitted from any Supplemental Accrued Benefit.

                                   ARTICLE V
                                NO CONTRIBUTIONS

Section 5.1  No Contributions By Participating Employers.

         No contributions to a trust fund shall be required of or made by any Participating Employer. No contributions shall be required or permitted of Participants.

Section 5.2  Benefits Payable From General Assets.

         The amount of any of the Supplemental Account benefit or the Supplemental Accrued Benefit payable to a Participant shall remain part of the general funds of the Participating Employers. No Participant or Beneficiary shall acquire any property interest in his Supplemental Account, Supplemental Accrued Benefit, or any other assets of any Participating Employer. A Participant's or Beneficiary's right hereunder shall be limited to receiving from the Participating Employer deferred payments measured as set forth in this Plan, which right is conditioned upon continued compliance with the terms and conditions of this Plan. To the extent that any Participant or Beneficiary acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of a Participating Employer.

                                   ARTICLE VI
                     CERTAIN CONTRACTS AND PRIOR EMPLOYERS

Section 6.1  Additional Benefits Under Contracts.

         In addition to the benefits described in Articles III and IV, this Plan incorporates the provisions of any individual contract between a Participating Employer and a Participant to the extent such contract provides earlier vesting or additional benefits for the Participant under this Plan. This Section 6.1 shall be interpreted and administered so that it neither conflicts with the contractual provisions that promise earlier vesting or additional benefits under this Plan nor results in the payment of duplicate benefits when payments under this Plan and under the contractual provision are considered together.

Section 6.2  First Interstate Bank of Hawaii.

         As of July 1, 1992, the First Interstate Bank of Hawaii Supplemental Retirement Plan (the "FIHI Plan") was merged into this Plan. Benefits accrued under the FIHI Plan prior to its merger into this Plan shall be preserved under a separate benefit schedule of this Plan maintained by the Committee and shall be coordinated with other Plan benefits as follows. After the merger of the FIHI Plan into this Plan, no new benefits shall accrue under the provisions of the FIHI Plan or the separate benefit schedule pertaining to it hereunder. In addition, there shall be no duplication of the benefits accrued under the FIHI Plan prior to the merger and benefits that are provided for the same period of service to the same individuals under this Plan. To this end, any payments owed under the separate benefit schedule for the former FIHI Plan shall be determined when Plan benefits are about to commence, and the determination shall be made after reducing the tentative amount of such payments (but not below zero) by the amount of any benefits that are payable to the same individual for the same period of service under other provisions of this Plan.

Section 6.3  Pioneer Federal Savings Bank.

         If a Participant's Accrued Benefit includes amounts that accrued prior to January 1, 1994 under the Retirement Pension Plan of Pioneer Federal Savings Bank, his Supplemental Accrued Benefit shall be determined under Section 4.1, provided that the Participant's Accrued Benefit and Supplemental Accrued Benefit shall be based only on Credited Service (as defined in the Retirement
Plan) earned after December 31, 1993.

                                  ARTICLE VII
                                 ADMINISTRATION

Section 7.1  Committee.

         Subject to the limitations of this Plan and unless otherwise determined by the Board, the Committee shall have the power and the duty to take all actions and to make all decisions necessary or proper to administer this Plan, including:

                 (1) To require as a condition to receiving any benefits under this Plan, any person to furnish such information that the Committee may reasonably request for the purpose of the proper administration of this Plan;

                 (2) To make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of this Plan;

                 (3) To decide questions concerning the interpretation of this Plan, including the eligibility of any person for benefits under this Plan;

                 (4) To determine the amount of benefits that shall be payable to any person in accordance with the provisions of this Plan;

                 (5) To delegate responsibility for performance of ministerial functions necessary for the administration of the Plan to such employees of the Company or a Participating Employer, including Participants, as the Committee shall deem appropriate; and

                 (6) To employ the services of such other persons as the Committee may deem necessary or desirable in connection with this Plan, including but not limited to an actuary, legal counsel, an independent accountant, agents, and such clerical, medical, and accounting services as it may require in carrying out the provisions of this Plan or in complying with the requirements of ERISA.

Section 7.2  Indemnification, Insurance.

         The Participating Employers shall indemnify and save harmless and/or insure each fiduciary who is an employee or a director of a Participating Employer or an Affiliate against any and all claims, loss, damages, expense, and liability arising from their responsibilities in connection with this Plan, if the fiduciary acted in good faith and in a manner the fiduciary reasonably believed to be in or not opposed to the best interests of the Plan.

Section 7.3  Claims Procedure.

         The procedure for claiming benefits under this Plan shall be as follows:

         (a) The Committee shall determine the benefits due hereunder to a Participant or his beneficiary or beneficiaries, but a Participant or his beneficiary or beneficiaries may file a claim for benefits by written notice to the Committee.

         (b) If a claim is denied in whole or in part, the Committee shall give the claimant written notice of such denial, within a reasonable period of time following the filing of the claim. Such notice shall (i) specify the reason or reasons for the denial, (ii) refer to the pertinent Plan provisions on which the denial is based, (iii) describe any additional material or information necessary to perfect the claim and explain the need therefor, and

(iv) explain the review procedure described in subparagraph (c) hereof.

         (c) The claimant may then appeal the denial of the claim to the Committee by filing written notice of such appeal with the Committee within 90 days after receipt of the notice of denial. The claimant or any authorized representative may, before or after filing notice of appeal, review any documents pertinent to the claim and submit issues and comments in writing. The Committee shall make its decision on such appeal within 60 days after receipt of the appeal (unless a longer period is requested by the claimant), and shall forthwith give written notice of such decision.

                                  ARTICLE VIII
                         AMENDMENT, TERMINATION, MERGER

Section 8.1  Amendment.

         (a)     The Board may at any time amend this Plan.

         (b) No Plan amendment shall adversely affect Participants who shall have retired under this Plan prior to such action, nor shall any such amendment have the effect of decreasing the vested percentage or the amount of a Participant's Supplemental Account or Supplemental Accrued Benefit.

Section 8.2  Termination or Partial Termination.

         (a) This Plan may be terminated in full or in part by the Board. The board of directors of a Participating Employer may terminate this Plan as to such Participating Employer.

         (b) Upon a full or partial termination of this Plan, (i) the Supplemental Account and Supplemental Accrued Benefit of each Participant or retired Participant (or if the Participant or retired Participant has died, the portion of his Supplemental Account and Supplemental Accrued Benefit to which his spouse or other beneficiary is entitled) shall become vested and nonforfeitable and (ii) the value of his Supplemental Account and the Actuarial Equivalent value of his Supplemental Accrued Benefit shall be distributed in a lump sum to the Participant or retired Participant (or if the Participant or retired Participant has died, his spouse or other beneficiary) within 30 days of the date of the resolution that terminates this Plan.

Section 8.3  Merger or Consolidation.

         If this Plan is merged into or consolidated with, or if its assets or liabilities are transferred to, any other plan, the provisions of such subsequent plan must provide that each Participant of this Plan would, if the subsequent plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer, that is equal to or greater than the benefit he would have been entitled to immediately before the merger, consolidation, or transfer.

Section 8.4  Change In Control.

         If the terms of a Change in Control provide that this Plan shall be assumed by the successor organization, then this Plan shall continue in accordance with its terms. If, however, the terms of a Change in Control do not so provide, then immediately prior to the occurrence of such a Change in Control the Plan shall automatically terminate and each Participant shall receive immediately prior to such Change in Control a lump sum distribution of his Supplemental Account and Supplemental Accrued Benefit. For purposes of this Section 8.4, "Change in Control" is as defined in the First Hawaiian, Inc. Stock Incentive Plan.

                                   ARTICLE IX
                                 MISCELLANEOUS

Section 9.1  Rights of Participants.

         (a) No Participant shall, by reason of his participation in this Plan, have any interest in (i) any specific asset or assets of a Participating Employer or an Affiliate or (ii) any stock rights of any kind.

         (b) Neither the adoption of this Plan, the making of any allocation or accrual under this Plan, nor any action of a board of directors or the Committee in connection with the Plan shall be held or construed to confer upon any person any legal right to be continued as an officer or employee of a Participating Employer or an Affiliate.

         (c) No Participant shall have the right to assign, pledge, encumber, or otherwise dispose of (except to a Beneficiary upon his death) any of his interest in this Plan; nor shall his interest be subject to garnishment, attachment, transfer by operation of law, or any legal process.

Section 9.2  Misc. Rules.

         (a) Wherever used herein the masculine gender shall include the feminine and the singular number shall include the plural, unless the context clearly indicates otherwise.

         (b) The headings of articles and sections are included herein solely for convenience of reference, and if there is any conflict between such headings and the text of the Plan, the text shall be controlling.





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

         (c) Wherever a Participating Employer, the Company, or a board of directors is permitted or required to do or perform any act, matter, or thing under the terms of the Plan, it may be done and performed by any officer of a Participating Employer or the Company thereunto duly authorized.

         (d) To the extent not preempted by ERISA, the Plan shall be governed, construed, administered, and regulated according to the laws of the State of Hawaii.

         (e) All consents, elections, applications, designations, etc. required or permitted under the Plan must be made on forms prescribed by the Committee, and shall be recognized only if properly completed, executed, and filed with the Committee.

         TO RECORD the adoption of this document, First Hawaiian, Inc. has executed this document this 15th day of February, 1996.



                                     FIRST HAWAIIAN, INC.



                                     By  /s/ HERBERT E. WOLFF
                                       --------------------------------------
                                       Its Senior Vice President & Secretary


                                     By
                                       ---------------------------------------
                                       Its

                                   EXHIBIT I

                        FORM OF BENEFICIARY DESIGNATION
                              FIRST HAWAIIAN, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


              I hereby direct that, if I die prior to the payment in full of my vested interest in my Supplemental Account in the First Hawaiian, Inc. Supplemental Executive Retirement Plan (hereinafter the "Plan"), any unpaid balance be paid to:

                 Name:  ______________________________

              Address:  ______________________________

                        ______________________________

              This beneficiary designation revokes any and all other beneficiary designations under the Plan made prior to the date of this designation.


Dated:__________________            _________________________
                                    Participant
Receipt acknowledged:
Committee

By______________________

Dated:__________________





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